U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report - September 17, 1998

                          FIRST LEESPORT BANCORP, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
                             ----------------------
                           State or other jurisdiction
                                of incorporation)

                                     0-14555
                             ----------------------
                                (Commission File
                                     Number)


                                   23-2354007
                             ----------------------
                                  (IRS Employer
                             Identification Number)


                             133 North Centre Avenue
                             Leesport, Pennsylvania
                      ------------------------------------
                    (Address of principal executive offices)

                                      19533
                      ------------------------------------
                                   (Zip Code)


       Registrant's telephone number including area code: (610) 926-2161
       -----------------------------------------------------------------


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


                     Page 1 of 8 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 5

Item 1.  Changes in Control of Registrant.

                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.  Bankruptcy or Receivership.

                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.  Other Events.

          On September 17, 1998, the Registrant, Registrant's wholly owned subsidiary The First National Bank of Leesport, Registrant's wholly owned subsidiary First Leesport Insurance Acquisition Corporation ("Acquisition Corporation"), and the Pennsylvania licensed insurance agency and broker Essick & Barr, Inc. ("Essick") executed a definitive Agreement and Plan of Reorganization (the "Agreement") by which Essick will merge with and into the Acquisition Corporation. (The Acquisition Corporation's sole purpose is to facilitate the transactions contemplated by the Agreement.) The resulting company will be named "Essick & Barr, Inc." and will be a wholly owned subsidiary of the Registrant. The aggregate consideration to be exchanged and paid by Registrant in the acquisition will be Three Million Five Hundred Thousand Dollars ($3,500,000), approximately 51% of which shall constitute common stock issued by Registrant and approximately 49% of which shall be paid in cash. The merger is to become effective during the fourth quarter 1998, subject to regulatory approval. The press release issued by Registrant is attached as Exhibit 99 hereto and incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements and Exhibits.

         (a)   Not Applicable.

         (b)   Not Applicable.

         (c)   Exhibits:

               99   Press Release of Registrant,  dated  September 17, 1998, re:
                    Registrant's Acquisition of Essick & Barr, Inc.

Item 8.   Change in Fiscal Year.

                  Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FIRST LEESPORT BANCORP, INC.
                                                 (Registrant)


Dated:  September 22, 1998                       /s/ Raymond H. Melcher, Jr.
                                                 ------------------------------
                                                 Raymond H. Melcher, Jr.
                                                 President and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX

                                                                 Page Number
                                                                 in Manually
Exhibit                                                        Signed Original
-------                                                        ---------------

99   Press Release of Registrant,  dated  September 17, 1998,         7
     re:  Registrant's Acquisition of Essick & Barr, Inc.